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                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of June 19, 1997


                                  by and among


                              RIDDELL SPORTS INC.,

                                    as Issuer

                 RIDDELL, INC., ALL AMERICAN SPORTS CORPORATION,
                  EQUILINK LICENSING CORPORATION. PROACQ CORP.,
                RHC LICENSING CORPORATION., RIDMARK CORPORATION,
              CHEER ACQUISITION CORP., VARSITY SPIRIT CORPORATION,
                    VARSITY SPIRIT FASHIONS & SUPPLIES, INC.
                 VARSITY USA, INC., VARSITY/INTROPA TOURS, INC.
                          and INTERNATIONAL LOGOS, INC.

                                  as Guarantors


                                       and


                     NATIONSBANC CAPITAL MARKETS, INC., AND
                       FIRST CHICAGO CAPITAL MARKETS, INC.

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

           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 19, 1997 by and among Riddell Sports Inc., a Delaware corporation (the "Company"), and each of the existing and future domestic subsidiaries of the Company (each a "Guarantor" and, collectively the "Guarantors," each existing Guarantor being listed on Schedule I of the Indenture), and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc. (each a "Purchaser" and, collectively, the "Purchasers"), each of whom has agreed to purchase the Company's 10 1/2% Senior Notes due 2007 (the "Senior Notes") pursuant to the Purchase Agreement (as defined below).

           This Agreement is made pursuant to the Purchase Agreement, dated June 13, 1997 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Purchasers. In order to induce the Purchasers to purchase the Senior Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers set forth in the Purchase Agreement.

           The parties hereby agree as follows:

SECTION 1.                 DEFINITIONS

           As used in this Agreement, the following capitalized terms shall have the following meanings:

           Broker-Dealer:  Any broker or dealer registered under the Exchange
Act.

           Broker-Dealer Exchange Notes: Any Exchange Notes acquired by a Participating Broker-Dealer in an Exchange Offer in exchange for Transfer Restricted Notes that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Notes acquired directly from the Company or any of its affiliates).

           Business Day: Any day except a Saturday, Sunday or other day in The City of New York or in the city of the corporate trust office of the Trustee on which banks are authorized to close.

           Closing Date:  The Closing Date as defined in the Purchase Agreement.

           Commission:  The Securities and Exchange Commission.

           Company: The meaning set forth in the preamble and shall also include the Company's successors.

           Consummate: An Exchange Offer shall be deemed to be "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(c) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Senior Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

           Damages Payment Date: With respect to the Senior Notes, each Interest Payment Date.

           Effectiveness Target Date:  As defined in Section 6.


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

           Exchange Act:  The Securities Exchange Act of 1934, as amended.

           Exchange Notes: Notes issued by the Company under the Indenture containing terms substantially identical to the Senior Notes (except that interest shall accrue on the Exchange Notes from the last interest payment date on which interest was paid on the Transfer Restricted Notes surrendered in exchange therefor, or if no interest was paid, from the date of original issuance of the Senior Notes and Holders whose Transfer Restricted Notes are accepted in exchange therefore pursuant to the provisions of this Agreement will be deemed to have waived the right to receive any payment in respect of interest on the Senior Notes accrued after the date of the issuance of such notes) and to be offered to Holders of Senior Notes in exchange for Senior Notes pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Transfer Restricted Notes covered by a Shelf Registration Statement, in exchange for such Transfer Restricted Notes.

           Exchange Offer: The registration by the Company under the Act of the Exchange Notes pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Notes, so entitled to participate under applicable law and Commission policy, the opportunity to exchange all such outstanding Transfer Restricted Notes held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Notes tendered in such exchange offer by such Holders.

           Exchange Offer Registration: A registration under the 1933 Act effected pursuant to Section 3(a) hereof.

           Exchange Offer Registration Statement: A Registration Statement on Form S-4 (or, if applicable, on another appropriate form) relating to the Exchange Offer, including the related Prospectus contained therein.

           Holders:  As defined in Section 2(b) hereof.

           Indenture: The Indenture, dated as of June 19, 1997, among the Company, the Guarantors and Midland Marine Bank, as trustee (the "Trustee"), pursuant to which the Senior Notes and the Exchange Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.


           Interest Payment Date: As defined in the Indenture and the Senior Notes.

           Issuers: The Company and the Guarantors.

           Liquidated Damages: As defined in Section 6 hereof.

           NASD:  National Association of Securities Dealers, Inc.

           Participating Broker-Dealer: The meaning set forth in Section 5(a) hereof.

           Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

           Prospectus: The prospectus included in a Registration Statement, at the time such Registration Statement is declared effective and any such prospectus as amended or supplemented by any prospectus supplement and by all other amendments and supplements thereto, including post-effective amendments, and in each case including all material incorporated by reference into such Prospectus.

           Purchase Agreement: The meaning set forth in the preamble to this Agreement.

           Purchaser:  As defined in the preamble hereto.

           Record Holder: With respect to any Damages Payment Date relating to Senior Notes, each Person who is a Holder of Senior Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

           Registration Default:  As defined in Section 6 hereof.

           Registration Statement: Any registration statement of the Company relating to (i) an offering of Exchange Notes pursuant to an Exchange Offer or
(ii) the registration for resale of Transfer Restricted Notes (but no other securities) unless approved by the Holders whose Transfer Restricted Notes are covered hereby) pursuant to the Shelf Registration Statement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

           Securities Act:  The Securities Act of 1933, as amended.

           Senior Notes: The Company's 10 1/2% Senior Notes issued pursuant to the Indenture.


           Shelf Filing Deadline:  As defined in Section 4(a) hereof.

           Shelf Registration Statement: A Registration Statement of the Company pursuant to the provisions of Section 4(a) of this Agreement with respect to all of the Transfer Restricted Notes (but no other securities unless approved by the Holders whose Transfer Restricted Notes are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the Commission (which may be an amendment to the Exchange Offer Registration Statement).

           TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

           Transfer Restricted Notes: Each Senior Note until the earliest of (a) the date on which such Senior Note is exchanged in the Exchange Offer by a person other than a Participating Broker Dealer, and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Senior Note has been disposed of in accordance with the Shelf Registration Statement, (c) the date on which such Senior Note is disposed of by a Participating Broker-Dealer pursuant to the "Plan of Distribution" section contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Senior Note is distributed to the public pursuant to Rule 144 under the Act; provided, however, that Transfer Restricted Notes shall not include (x) any Senior Notes not tendered for Exchange Notes after the holder of such Senior Notes had the opportunity to tender its Senior Notes in an Exchange Offer or (y) any Senior Notes with respect to which the holder thereof did not deliver the notice required by Section 4(a)(ii) hereof.

           Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.                 SECURITIES SUBJECT TO THIS AGREEMENT

           (a) Transfer Restricted Notes. The securities entitled to the benefits of this Agreement are the Transfer Restricted Notes.

           (b) Holders of Transfer Restricted Notes. A Person is deemed to be a holder of Transfer Restricted Notes (each, a "Holder") whenever such Person owns or beneficially owns Transfer Restricted Notes.

SECTION 3.                 REGISTERED EXCHANGE OFFER

           (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the Commission, the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date, an Exchange Offer Registration Statement under the Securities Act relating to the

Exchange Notes and the Exchange Offer, (ii) use their best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence the Exchange Offer and use its best efforts to Consummate the Exchange Offer on the earliest practicable date thereafter, but in no event later than 30 Business Days after the Exchange Offer Registration Statement shall have been declared effective. The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Notes and to permit resales of Senior Notes held by Broker-Dealers as contemplated by Section 5 below.

           (b) The Company shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

           (i) that the Exchange Offer is being made pursuant to this Agreement and that all Transfer Restricted Notes validly tendered will be accepted for exchange;

           (ii) the date of acceptance for exchange (which shall comprise a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange Date");

           (iii) that any Transfer Restricted Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

           (iv) that Holders electing to have a Transfer Restricted Note exchanged pursuant to the Exchange Offer will be required to surrender such Transfer Restricted Note, together with the enclosed letter of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Exchange Date; and

           (v) that Holders will be entitled to withdraw their election, not later than the close of business on the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Transfer Restricted Notes exchanged.

           As soon as practicable after the Exchange Date, the Company shall:

           (i) accept for exchange Transfer Restricted Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

           (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Notes or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Note equal in principal amount to the aggregate principal amount of the Transfer Restricted Notes surrendered by such Holder.

           (c) The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included for registration in the Exchange Offer Registration Statement.

SECTION 4.                 SHELF REGISTRATION

           (a) Filing of Shelf Registration. If (i) the Company determines that it is not required to file the Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any Holder of Transfer Restricted Notes notifies the Company within 20 Business Days following Consummation of the Exchange Offer that (A) it was prohibited by law or Commission policy from participating in the Exchange Offer or (B) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or
(C) it is a broker-dealer and owns Senior Notes acquired directly from the Company or an affiliate of the Company, the Company shall:

                (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) if the Company determines that it is not required to file the Exchange Offer Registration Statement as contemplated by clause (i) above, the earlier of
      (x) the 30th day after the date such determination is made or (y) the 150th day after the Closing Date, and (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Notes as contemplated by clause (ii) above, (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Notes by those Holders who shall have provided the information required pursuant to Section 4(b) hereof; and

                (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 30th day after the Shelf Filing Deadline.

           The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective until the earlier to occur of (i) the date on which such Transfer Restricted Notes may be resold under Rule 144 without volume restrictions and (ii) the date as of which all Transfer Restricted Notes registered pursuant to the Shelf Registration Statement have been resold; provided, however, that the Company may notify the Holders of its suspension of any such Shelf Registration Statement (and, upon receipt of such notice, Holders shall not be authorized by the Company to resell and shall not resell Transfer Restricted Notes pursuant to such Registration Statement as contemplated by this Section 2(b) during such period of suspension) if the Company's Board of Directors determines in good faith that there is a valid purpose for the suspension (which notice may be given twice during any 365-day period and no such suspension may exceed 45 days or comprise the 45-day period immediately preceding the maturity date of the Senior Notes), and such suspensions shall not give rise to any right to receive Liquidated Damages pursuant to Section 2(f) hereof. The Company further agrees (i) to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder (provided that no amendment or supplement shall be required during any suspension period contemplated by the proviso contained in the preceding sentence), (ii) to ensure that the Shelf Registration Statement conforms with the terms of this Agreement and (iii) to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Transfer Restricted Notes included in the Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the Commission.

           (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Notes shall be entitled to Liquidated Damages pursuant to Section 6 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.            PARTICIPATION OF BROKER-DEALERS IN EXCHANGE OFFER

           (a) The staff of the Commission has taken the position that any Broker-Dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Senior Notes that were acquired by such Broker-Dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

           The Company and the Purchasers understand that it is the Commission staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

           (b) In light of Section 5(a) above, notwithstanding the other provisions of this Agreement, the Company agrees that, to the extent applicable, the provisions of Section 4(a) of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration if reasonably requested by a Purchaser or one or more Participating Broker-Dealers, as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Commission staff recited in Section 5(a) above; provided that:

           (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 7(b), for a period exceeding 180 days after the Exchange Date (as such period may be extended due to the suspension of the disposition of Senior Notes as contemplated in
      Section 4(a) hereof (during which suspension Participating Broker-Dealers shall not be authorized by the Company to resell and shall not resell Transfer Restricted Notes pursuant to the Registration Statement) resulting from the determination in good faith of the Board of Directors of the Company that there is a valid purpose for such suspension and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 5; and


           (ii) the application of the Shelf Registration procedures set forth in Section 7 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Commission staff or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Purchasers at the request of a Participating Broker-Dealer or with the reasonable request in writing to the Company by one or more Broker-Dealers who certify to the Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers; provided, however, that if no Broker-Dealer who provides such notice becomes a Participating Broker-Dealer, then the obligations of the Company pursuant to this
      Section 5(b) shall cease; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 7 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be either of the Purchasers unless both elect not to act as such representative and (y) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the Exchange Date and with respect to each post-effective amendment to the Registration Statement required to be filed pursuant to Item 512(a)(1)(ii) of Regulation S-K, if any, effected during the period specified in clause (i) above; provided, however, that any Participating Broker-Dealer that desires to be an addressee of such "cold comfort" letter must provide at its expense an opinion of counsel that it is an "underwriter" entitled to the statutory due diligence defense under
      Section 11 of the Securities Act or provide such letters of representation to the accountants requested to prepare such "cold comfort" letter as are acceptable in form and substance to such accountants.

           (c) In addition to the foregoing, if the Company is required to comply with the provisions of Section 5(b) hereof, the Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Participating Broker-Dealer who holds Transfer Restricted Notes that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it may exchange such Transfer Restricted Notes (other than Transfer Restricted Notes acquired directly from the Company or any affiliate thereof) pursuant to the Exchange Offer provided that such Participating Broker-Dealer further acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Exchange Notes by Participating Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Exchange Notes held by any such Participating Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

           (d) The Purchasers shall have no liability to the Company or any

Holder with respect to any request that it may make pursuant to Section 5(b) above.

SECTION 6.                 LIQUIDATED DAMAGES

           If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (iv) except as set forth in Section 4 hereof, any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose (in each case prior to such time as all Registrable Securities covered by such Registration Statement remain outstanding or such time as is otherwise set forth in this Agreement) without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company shall pay, or cause to be paid, and the Guarantors hereby jointly and severally guarantee the payment of, Liquidated Damages ("Liquidated Damages") to each Holder of Transfer Restricted Notes with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Notes held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 principal amount of Transfer Restricted Notes. All accrued Liquidated Damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Notwithstanding anything herein to the contrary, upon (A) the filing by the Issuers of such Registration Statement in the case of clause (i) above, (B) the effectiveness of such Registration Statement after the Effectiveness Target Date in the case of clause (ii) above, (C) Consummation of the Exchange Offer in the case of clause (iii) above, or (D) the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes such Registration Statement to again be declared effective or made usable in the case of clause (iv) above, the accrual of Liquidated Damages with respect to Transfer Restricted Notes as a result of such clause (i), (ii), (iii) or (iv) as applicable, shall cease.

           All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such

Security shall have been satisfied in full.

SECTION 7.                 REGISTRATION PROCEDURES

           (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with the provisions of Section 7(c) below to the extent applicable, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Senior Notes. The Company and each Guarantor hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the each Guarantor hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Notes shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an "affiliate" of the Company (as defined in Rule 144(a) of the Securities
      Act), (B) it does not have and will not have any arrangements or understanding with any person to participate in the distribution of the Transfer Restricted Notes or the Exchange Notes within the meaning of the Securities Act, (C) it is acquiring the Exchange Notes in its ordinary course of business, (D) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and (E) if such Holder is a broker-dealer, that it will receive Exchange Notes in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. In addition, all such Holders of Transfer Restricted Notes shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer, any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer and any affiliate of the Company (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to

      Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Senior Notes acquired by such Holder directly from the Company.

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and
      (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer.

           (b) Shelf Registration Statement. In connection with a Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 7(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Notes in accordance with the intended method or methods of distribution thereof.

           (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Notes (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Senior Notes by Broker-Dealers), the Company shall:

                (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; subject to the Company's right to suspend any Shelf Registration Statement pursuant to Section 4(a), upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Notes during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Notes covered by such Registration Statement have been sold;

      cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (iii) advise the Participating Broker Dealers that have provided in writing to the Company a telephone number facsimile number and address for notices to be given, if any, underwriters, if any, and selling Holders of Transfer Restricted Securities promptly, and if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Notes under state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                (iv) furnish to each of the selling Holders of Transfer Restricted Securities and each of the underwriters, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including, if the Holder so requests in writing, all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Notes covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available (and representatives of the Guarantors) for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request, in order to facilitate the public sale or other disposition of the Transfer Restricted Notes; and except as set forth in the last paragraph of this Section 7, the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law and in accordance herewith by each of the selling Holders of Transfer Restricted Notes and any such underwriters in connection with the offering and sale of the Transfer Restricted Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                (vii) if requested by any selling Holders of Transfer Restricted Securities included therein or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Notes, information with respect to the principal amount of Transfer Restricted Notes being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Notes to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                (viii) use its best efforts to cause the Transfer Restricted Notes covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Senior Notes covered thereby or the underwriter(s), if any;

                (ix) furnish to each selling Holder of Transfer Restricted Securities included in a Shelf Registration Statement and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including, if the Holder so requests in writing, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                (ix) furnish to each Participating Broker-Dealer or Purchasers which so requests, without charge, at least one copy of the Exchange Offer Registration Statement, as first file with the Commission, and of each amendment thereto, including, if so requested in writing, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                (x) deliver to each Participating Broker-Dealer and each selling Holder of Transfer Restricted Securities included in a Shelf Registration Statement and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the Participating Broker-Dealers, each such selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto;

                (xi) enter into, and cause the Guarantors to enter into, such agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such representations and warranties, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Notes by Holders selling pursuant to any Shelf Registration Statement or by any Participating Broker-Dealer contemplated by this Agreement, all to such extent as may be reasonably requested by any Purchaser, by any Participating Broker-Dealer who so requests in writing, by any Holder of Transfer Restricted Notes included in a Shelf Registration Statement or by any underwriter of such Holder's Transfer Restricted Notes, in each case in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and, if requested in writing by any Purchaser, by any Participating Broker-Dealer, by any Holder of Transfer Restricted Notes included in a Shelf Registration Statement or by any underwriter of such Holder's Transfer Restricted Notes, the Company and the Guarantors shall:

                (A) furnish to each Purchaser, each Participating Broker-Dealer who so requests in writing and each selling Holder of Transfer Restricted Notes included in a Shelf Registration Statement and each underwriter of such Holder's Transfer Restricted Notes, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, as applicable:

                      (1) a certificate, dated the date of Consummation of the
                Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company and each of the Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (b), (c), (f) and (d) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                      (2) an opinion, dated the date of Consummation of the
                Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in paragraph (g) of Section 7 of the Purchase Agreement and such other matter as such parties may reasonably request, including the authorization, execution and delivery of the Exchange Notes and a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Purchasers' representatives and the

                Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such

                Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                      (3) a customary comfort letter, dated as of the date of
                Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(q) of the Purchase Agreement, without exception;

                (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 9 hereof with respect to all parties to be indemnified pursuant to said Section; and

                (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

           If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the Guarantors shall so advise the Purchasers, any Participating Broker-Dealers, each selling Holder of Transfer Restricted Notes included in a Shelf Registration Statement the underwriters, if any, of such Holder's Transfer Restricted Notes promptly and, if requested by such Persons, shall confirm such advice in writing;

                (xii) prior to any public offering of Transfer Restricted Notes, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Notes under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Notes covered by the Shelf Registration Statement; provided, however, that neither the Company nor any of the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject;

                (xiii) cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Notes to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Notes made by such underwriter(s);

                (xiv) shall issue, upon the request of any Holder of Senior Notes covered by a Shelf Registration Statement, Exchange Notes, having an aggregate principal amount equal to the aggregate principal amount of Senior Notes being sold by such Holder; such Exchange Notes to be registered in the name of the purchaser(s) of such Senior Notes, as the case may be; in return, the Senior Notes held by such Holder shall be surrendered to the Company for cancellation;

                (xv) use its best efforts to cause the Transfer Restricted Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Notes, subject to the proviso contained in clause (xii) above;


                (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                (xvii) provide a CUSIP number for all Transfer Restricted Notes not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Notes which are in a form eligible for deposit with The Depository Trust Company;

                (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Notes to consummate the disposition of such Transfer Restricted Notes;

                (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable after the effective date of the applicable Registration Statement, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) and Section 11(a) of the Securities Act;

                (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate, with the Trustee and the Holders of Senior Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and cause the Guarantors to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                (xxi) use its best efforts to cause all Transfer Restricted Notes covered by the Registration Statement to be listed on each securities exchange on which similar debt securities issued by the Company if any are then listed if requested by the Holders of a majority in aggregate principal amount of Senior Notes or the managing underwriter(s), if any.

           (d) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 7(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Notes pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Notes that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 7(c)(xvi) hereof or shall have received the Advice.

SECTION 8.                 REGISTRATION EXPENSES

           (a) All expenses incident to the Company's and each Guarantor's performance of or compliance with this Agreement will be borne by the Company or the respective Guarantor, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone;
(iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 8(b) below, the Holders of Transfer Restricted Notes; (v) all application and filing fees in connection with listing the Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters or the Holders (other than fees and expenses set forth in clauses (ii) and (vi) above) and underwriting discounts and commissions, brokerage, finder's and similar fees, and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Notes by a Holder.

           The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.


           (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Purchasers and the Holders of Transfer Restricted Notes being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Notes for whose benefit such Registration Statement is being prepared.

SECTION 9.                 INDEMNIFICATION AND CONTRIBUTION

      (a) The Issuers jointly and severally agree to indemnify and hold harmless each Holder, the directors, and each person who controls any Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages, liabilities, joint or several, or judgments (including, without limitation, the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, in the case of a Shelf Registration Statement, that the Issuers will not be liable in any such case to any Holder (or person who controls such Holder) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or in any amendment thereto, in reliance upon and in conformity with written information furnished to the Issuers solely by or on behalf of a Holder specifically for inclusion therein.

      The foregoing indemnity with respect to any untrue statement contained in or omission from any preliminary prospectus shall not inure to the benefit of any Holder (or person controlling such Holder) on account of any such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arising from the sale of the Transfer Restricted Securities by such Holder to any person if a copy of the final Prospectus (as supplemented or amended) shall not have been delivered or sent to such person at or prior to the written confirmation of the resale by the Holder of such Transfer Restricted Notes to such person and the untrue statement or omission contained in such Preliminary Prospectus was corrected in the Final Prospectus (as supplemented or amended), provided that the Company has delivered the Final Prospectus (as supplemented or amended) to such Holder in requisite quantity on a timely basis to permit such delivery or sending.

      This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 9(a).

      (b) In the event of a Shelf Registration Statement, each Holder of Transfer Restricted Securities included therein severally and not jointly agrees to indemnify and hold harmless the Issuers, their directors, officers, and each person, if any, who controls the Issuers within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser set forth in subsection (a) but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have to the persons referred to above in this Section 9(b).

      (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ not more than one separate counsel (in addition to any local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of legal counsel to the indemnified party, present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been informed in writing by legal counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) (a "Settlement") unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall be liable for any Settlement effected with the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed, and an indemnifying party shall indemnify and hold harmless any indemnified party from and against any loss, claim, damage, liability or expense by reason of any Settlement effected with its written consent.

      (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Holders agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which the Issuers and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers and by the Holders from the offering of the Securities; provided, however, that in no case shall (x) the Issuers be responsible for any amount in excess of an amount equal to the proportion of the gross proceeds received by the Issuers upon the original issuance of the Senior Notes representing the Transfer Restricted Notes to be sold by the relevant Holders and (y) any Holder (except as may be provided in any agreement among the Holders relating to the offering of the Securities) be responsible for any amount in excess of the total proceeds received by such Holder upon its resale of Transfer Restricted Notes pursuant to a Registration Statement hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Holders shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Holders in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Holders shall be deemed to be equal to the total proceeds received by such Holder upon its resale of Transfer Restricted Notes pursuant to a Registration Statement hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuers or the Holders. The Issuers and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 9, each person who controls an Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

SECTION 10.                PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

           (a) No Holder may participate in any Underwritten Registration hereunder unless such Holder (i) agrees to sell such Holder's Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements specified in
Section 11(b) hereof and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

           (b) The Holders of Transfer Restricted Notes covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuers; and provided, further, that in any event, any of the Purchasers shall be deemed to be reasonably satisfactory to the Issuers.

SECTION 11.                MISCELLANEOUS

           (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, in the Indentures, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

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


           (b) No Inconsistent Agreements. None of the Company or the Guarantors has entered into, nor shall it enter into on or after the date of this Agreement, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

           (c) Adjustments Affecting the Senior Notes. The Company shall not take any action, or permit any change to occur, with respect to the Senior Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

           (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 6 hereof and this
Section 11(d)(i), the Company has obtained the written consent of each Holder affected thereby and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Notes affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Transfer Restricted Notes unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Notes subject to such Exchange Offer.

           (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                (ii)  if to the Company:

                Riddell Sports Inc.
                900 Third Avenue, 27th Floor
                New York, NY 10022
                Telecopier No.: (212) 826-4300
                Attention: David Groelinger, Chief Financial Officer

                      with a copy to:

                Skadden, Arps, Slate, Meagher & Flom LLP
                919 Third Avenue
                New York, NY 10022

                Telecopier No.: (212) 735-2000
                Attention: Sheldon Adler

           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

           Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

           (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Notes; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Notes in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Notes, in any manner, whether by operation of law or otherwise, such Transfer Restricted Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Notes such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

           (g) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. In addition, by acquiring Transfer Restricted Notes, each Holder will be bound by the obligations of Holders set forth herein.

           (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

           (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

           (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  RIDDELL SPORTS INC.

                                  By: /s/ David Groelinger
                                      ----------------------------
                                  Name: David Groelinger
                                  Title: Executive Vice President

                                  RIDDELL GUARANTORS:

                                       RIDDELL, INC.
                                       ALL AMERICAN SPORTS CORPORATION
                                       EQUILINK LICENSING CORPORATION
                                       PROACQ CORP.
                                       RHC LICENSING CORPORATION
                                       RIDMARK CORPORATION
                                       CHEER ACQUISITION CORP.

                                       By: /s/ David Groelinger
                                           ----------------------------
                                           Name: David Groelinger
                                           Title: Vice President

                                  VARSITY GUARANTORS:

                                       VARSITY SPIRIT CORPORATION
                                       VARSITY SPIRIT FASHIONS & SUPPLIES, INC.
                                       VARSITY USA, INC.
                                       VARSITY/INTROPA TOURS, INC.
                                       INTERNATIONAL LOGOS, INC.

                                       By: /s/ John M. Nichols
                                           ----------------------------
                                           Name: John M. Nichols
                                           Title: Senior Vice President

Confirmed and accepted as of the date
first written above:

NATIONSBANC CAPITAL MARKETS, INC.

By: /s/ David B. Stith
   ----------------------------
   Name: David B. Stith
   Title: Managing Director

FIRST CHICAGO CAPITAL MARKETS, INC.

By: /s/ Brad A. Bernstein
   ----------------------------
   Name: Brad A. Bernstein
   Title: Managing Director

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